SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2008

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

5205 N. O’Connor Blvd		75039
Suite 200		(Zip code)
Irving, Texas
(Address of principal
executive offices)
Registrant’s telephone number, including area code: (972) 444-9001
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIONEER NATURAL RESOURCES COMPANY

Item 2.02. Results of Operations and Financial Condition.
     Pioneer Natural Resources Company (the “Company”) hereby furnishes the portions, if any, of the information included in exhibit 99.1 to this report that constitute material non-public information regarding the Company’s results of operations or financial condition for a completed quarterly or annual period. The information is being provided to certain analysts, investors and others.
Item 7.01. Regulation FD Disclosure.
     Exhibit 99.1 attached to this report includes certain information about the Company.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
          99.1 – Information regarding Pioneer Natural Resources

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY
By:	/s/ Darin G. Holderness
Darin G. Holderness
Vice President and Chief Accounting Officer

Dated: January 15, 2008

PIONEER NATURAL RESOURCES COMPANY
EXHIBIT INDEX

Exhibit No.	Description

99.1(a)	Information regarding Pioneer Natural Resources

(a)	Furnished herewith.